UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

WORTHINGTON ENTERPRISES, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-08399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 438-3210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Without Par Value	WOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Worthington Enterprises, Inc. (the “Registrant”) conducted a conference call on December 18, 2024, beginning at approximately 8:30 a.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the second quarter of fiscal 2025 ended November 30, 2024. Additionally, the Registrant addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

In the conference call, the Registrant discussed financial measures prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”) as well as non-GAAP financial measures to provide investors with additional information that the Registrant believes allows for increased comparability of the performance of the Registrant’s ongoing operations from period to period. Specifically, the Registrant referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) from continuing operations and adjusted EBITDA margin, each on a consolidated basis, for the Registrant's trailing twelve months (“TTM”) ended November 30, 2024. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures used by management as measures of operating performance. EBITDA from continuing operations is calculated by adding or subtracting, as appropriate, interest expense, net, income tax expense and depreciation and amortization to/from net earnings from continuing operations attributable to controlling interest. Adjusted EBITDA from continuing operations is calculated by adding or subtracting, as appropriate, to/from EBITDA from continuing operations certain items that the Registrant believes are not necessarily indicative of the Registrant's operating performance, such as those listed in the table below and previously described in Exhibit 99.1 of the Registrant's Current Report on Form 8-K filed on December 17, 2024. TTM adjusted EBITDA from continuing operations margin is calculated by dividing TTM adjusted EBITDA from continuing operations by net sales. The table below provides a reconciliation from net earnings (loss) before income taxes (the most comparable GAAP financial measure) to adjusted EBITDA from continuing operations, for the TTM ended November 30, 2024.

	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2025	2025	2024	2024
Earnings (loss) before income taxes (GAAP)	$37,109	$30,790	$(26,798)	$40,471
Plus: Net loss attributable to noncontrolling interest	251	245	263	-
Net earnings (loss) before income taxes attributable to controlling interest	37,360	31,035	(26,535)	40,471
Interest expense, net	1,033	489	(9)	50
EBIT (1)	38,393	31,524	(26,544)	40,521
Impairment of goodwill and long-lived assets	-	-	32,975	-
Restructuring and other expense (income), net	2,620	1,158	28,624	698
Separation costs	-	-	240	2,999
Non-cash settlement charges in miscellaneous expense	-	-	11,077	8,103
Pension settlement charge in equity income	-	-	1,040	-
Adjusted EBIT (1)	41,013	32,682	47,412	52,321
Depreciation and amortization	11,927	11,830	12,424	11,949
Stock-based compensation	3,273	3,925	3,332	2,602
Adjusted EBITDA from continuing operations (non-GAAP)	$56,213	$48,437	$63,168	$66,872

TTM adjusted EBITDA from continuing operations (non-GAAP)	$234,690

TTM earnings before income taxes margin (GAAP)	7.0%
TTM Adjusted EBITDA from continuing operations margin (non-GAAP)	20.1%

(1)
EBIT and adjusted EBIT are non-GAAP financial measures. However, these measures are not used by management to evaluate the Company's performance, engage in financial and operational planning, or to determine incentive compensation. Instead, they are included as subtotals in the reconciliation of earnings (loss) before income taxes to adjusted EBITDA from continuing operations, which is a non-GAAP financial measure used by management.

During the conference call, the Registrant referred to free cash flow for the three months ended November 30, 2024. Free cash flow is a non-GAAP financial measure that management believes measures the Registrant's ability to generate cash beyond what is required for its business operations and capital expenditures. The following provides a reconciliation of net cash provided by operating activities (the most comparable GAAP financial measure) to free cash flow for the three months ended November 30, 2024.

Second
Quarter
(In thousands)	2025
Net cash provided by operating activities (GAAP)	$49,053
Investment in property, plant and equipment	(15,161)
Free cash flow (non-GAAP)	$33,892

During the conference call, the Registrant referred to the ratio of net debt to TTM adjusted EBITDA from continuing operations, which is a non-GAAP financial measure that is used by the Registrant as a measure of leverage. Net debt to TTM adjusted EBITDA from continuing operations is calculated by subtracting cash and cash equivalents from long-term debt (defined as the aggregate of short-term borrowings, current maturities of long-term debt and long-term debt) and dividing the sum by TTM adjusted EBITDA from continuing operations. The calculation of net debt to adjusted EBITDA from continuing operations for the TTM ended November 30, 2024 is outlined below.

November 30,
(In thousands)	2024
Long-term debt	$295,721
Less: cash and cash equivalents	193,805
Net debt	$101,916

TTM adjusted EBITDA from continuing operations (non-GAAP)	$234,690

Net debt to TTM adjusted EBITDA from continuing operations (non-GAAP)	0.43

Additional non-GAAP financial measures referred to by the Registrant on the conference call, including reconciliations to the most comparable GAAP financial measures, are included in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on December 17, 2024. Such Exhibit 99.1 includes a copy of the Registrant’s news release issued on December 17, 2024 (the “Financial News Release”) reporting results for the three-month period ended November 30, 2024. The Financial News Release was made available on the Registrant’s website throughout the conference call and will remain available on the Registrant’s website for at least one year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are included with this Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Enterprises, Inc. Earnings Conference Call for Second Quarter of Fiscal 2025 (Fiscal Quarter ended November 30, 2024), held on December 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON ENTERPRISES, INC.

Date:	December 20, 2024	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary